EXHIBIT 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS ENDED AUGUST 2, 2009 AND AUGUST 3, 2008

(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts			Percent of Sales
	August 2,	August 3,	% Over	August 2,	August 3,
	2009	2008	(Under)	2009	2008

Net sales	$45,478	59,321	(23.3)%	100.0%	100.0%
Cost of sales	37,891	51,919	(27.0)%	83.3%	87.5%
Gross profit	7,587	7,402	2.5%	16.7%	12.5%

Selling, general and
administrative expenses	4,895	5,384	(9.1)%	10.8%	9.1%
Restructuring (credit) expense	(158)	402	N.M.	(0.3)%	0.7%
Income from operations	2,850	1,616	76.4%	6.3%	2.7%

Interest expense	357	431	(17.2)%	0.8%	0.7%
Interest income	(12)	(34)	(64.7)%	(0.0)%	(0.1)%
Other expense	514	14	N.M.	1.1%	0.0%
Income before income taxes	1,991	1,205	65.2%	4.4%	2.0%

Income taxes*	115	424	(72.9)%	5.8%	35.2%
Net income	$1,876	781	140.2%	4.1%	1.3%

Net income per share-basic	$0.15	0.06	150.0%
Net income per share-diluted	$0.15	0.06	150.0%

Average shares outstanding-basic	12,653	12,648	0.0%
Average shares outstanding-diluted	12,751	12,736	0.1%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
AUGUST 2, 2009, AUGUST 3, 2008 AND MAY 3, 2009
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	August 2,	August 3,	(Decrease)		* May 3,
	2009	2008	Dollars	Percent	2009

Current assets
Cash and cash equivalents	$15,481	6,352	9,129	143.7%	11,797
Accounts receivable	13,837	20,164	(6,327)	(31.4)%	18,116
Inventories	21,717	34,862	(13,145)	(37.7)%	23,978
Deferred income taxes	52	4,472	(4,420)	(98.8)%	54
Assets held for sale	1,037	5,610	(4,573)	(81.5)%	1,209
Income taxes receivable	396	160	236	147.5%	210
Other current assets	1,531	1,627	(96)	(5.9)%	1,264
Total current assets	54,051	73,247	(19,196)	(26.2)%	56,628

Property, plant & equipment, net	24,013	33,950	(9,937)	(29.3)%	24,253
Goodwill	11,462	4,114	7,348	178.6%	11,593
Deferred income taxes	-	29,144	(29,144)	(100.0)%	-
Other assets	2,885	2,335	550	23.6%	2,820

Total assets	$92,411	142,790	(50,379)	(35.3)%	95,294

Current liabilities
Current maturities of long-term debt	$4,817	7,378	(2,561)	(34.7)%	4,764
Current portion of obligation under a capital lease	452	692	(240)	(34.7)%	626
Accounts payable - trade	13,592	17,249	(3,657)	(21.2)%	17,030
Accounts payable - capital expenditures	725	1,020	(295)	(28.9)%	923
Accrued expenses	5,215	5,534	(319)	(5.8)%	6,504
Accrued restructuring	584	1,495	(911)	(60.9)%	853
Income taxes payable - current	72	33	39	118.2%	83
Total current liabilities	25,457	33,401	(7,944)	(23.8)%	30,783

Accounts payable - capital expenditures	550	1,275	(725)	(56.9)%	638
Income taxes payable - long-term	3,538	5,069	(1,531)	(30.2)%	3,264
Deferred income taxes	1,072	1,363	(291)	(21.3)%	974
Obligation under capital lease	-	458	(458)	(100.0)%	-
Long-term debt , less current maturities	11,618	13,980	(2,362)	(16.9)%	11,604

Total liabilities	42,235	55,546	(13,311)	(24.0)%	47,263

Shareholders' equity	50,176	87,244	(37,068)	(42.5)%	48,031

Total liabilities and
shareholders' equity	$92,411	142,790	(50,379)	(35.3)%	95,294

Shares outstanding	12,848	12,648	200	1.6%	12,768

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED AUGUST 2, 2009 AND AUGUST 3, 2008
Unaudited
(Amounts in Thousands)

	THREE MONTHS ENDED

	Amounts
	August 2,	August 3,
	2009	2008

Cash flows from operating activities:
Net income	$1,876	781
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	933	1,258
Amortization of other assets	157	79
Stock-based compensation	208	98
Deferred income taxes	100	90
Restructuring expenses, net of gain on sale of related assets	(112)	-
Changes in assets and liabilities:
Accounts receivable	4,279	6,909
Inventories	2,261	532
Other current assets	(267)	(299)
Other assets	(15)	(5)
Accounts payable - trade	(3,371)	(3,854)
Accrued expenses	(1,289)	(2,757)
Accrued restructuring	(269)	63
Income taxes	77	428
Net cash provided by operating activities	4,568	3,323

Cash flows from investing activities:
Capital expenditures	(892)	(986)
Proceeds from the sale of equipment	284	-
Net cash used in investing activities	(608)	(986)

Cash flows from financing activities:
Payments on vendor-financed capital expenditures	(87)	(599)
Payments on long-term debt	-	(65)
Debt issuance costs	(15)	-
Payments on capital lease obligation	(174)	(235)
Net cash used in financing activities	(276)	(899)

Increase in cash and cash equivalents	3,684	1,438

Cash and cash equivalents at beginning of period	11,797	4,914

Cash and cash equivalents at end of period	$15,481	6,352

Free Cash Flow (1)	$3,699	1,503

(1) Free Cash Flow reconciliation is as follows:
	FY 2010	FY 2009
A) Net cash provided by operating activities	$4,568	3,323
B) Minus: Capital Expenditures	(892)	(986)
C) Add: Proceeds from the sale of buildings and equipment	284	-
D) Minus: Payments on vendor-financed capital expenditures	(87)	(599)
E) Minus: Payments on capital lease obligation	(174)	(235)
	$3,699	1,503

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 2, 2009 AND AUGUST 3, 2008

(Amounts in thousands)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts					Percent of Sales
	August 2,		August 3,		% Over	August 2,	August 3,
Net Sales by Segment	2009		2008		(Under)	2009	2008

Mattress Fabrics	$26,275		35,561		(26.1)%	57.8%	59.9%
Upholstery Fabrics	19,203		23,760		(19.2)%	42.2%	40.1%

Net Sales	$45,478		59,321		(23.3)%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$4,761		6,344		(25.0)%	18.1%	17.8%
Upholstery Fabrics	2,797		1,070		161.4%	14.6%	4.5%
Subtotal	7,558		7,414		1.9%	16.6%	12.5%

Restructuring related (credit) charge	29	(1)	(12)	(1)	N.M.	0.1%	(0.0)%

Gross Profit	$7,587		7,402		2.5%	16.7%	12.5%

Sales, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$1,809		2,128		(15.0)%	6.9%	6.0%
Upholstery Fabrics	2,033		2,484		(18.2)%	10.6%	10.5%
Unallocated Corporate expenses	1,053		770		36.8%	2.3%	1.3%
Subtotal	4,895		5,382		(9.0)%	10.8%	9.1%

Restructuring related charges	-	(1)	2	(1)	(100.0)%	0.0%	0.0%

Selling, General and Administrative expenses	$4,895		5,384		(9.1)%	10.8%	9.1%

Operating income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$2,952		4,216		(30.0)%	11.2%	11.9%
Upholstery Fabrics	764		(1,414)		N.M.	4.0%	(6.0)%
Unallocated corporate expenses	(1,053)		(770)		(36.8)%	(2.3)%	(1.3)%
Subtotal	2,663		2,032		31.1%	5.9%	3.4%

Restructuring and related (credit) charge	187	(1)	(416)	(1)	N.M.	0.4%	(0.7)%

Operating income	$2,850		1,616		76.4%	6.3%	2.7%

Depreciation Expense by Segment

Mattress Fabrics	$900		758		18.7%
Upholstery Fabrics	33	(2)	500		(93.4)%
Total depreciation expense	933		1,258		(25.8)%

Notes:

(1) See page 5 for detailed explanations of restructuring and restructuring related (credits) charges.

(2) Upholstery fabric depreciation expense represents allocation of corporate departments shared by both the mattress and upholstery fabric segments.

CULP, INC.
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED AUGUST 2, 2009 AND AUGUST 3, 2008
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED (UNAUDITED)

	As Reported					August 2, 2009		As Reported					August 3, 2008		Adjusted
	August 2,	% of		% of		Adjusted	% of	August 3,	% of		% of		Adjusted	% of	% Over
	2009	Sales	Adjustments	Sales		Results	Sales	2008	Sales	Adjustments	Sales		Results	Sales	(Under)

Net sales	$45,478	100.0%	-	0.0%		45,478	100.0%	59,321	100.0%	-	0.0%		59,321	100.0%	-23.3%
Cost of sales	37,891	83.3%	29	0.1%	(1)	37,920	83.4%	51,919	87.5%	(12)	0.0%	(3)	51,907	87.5%	-26.9%
Gross profit	7,587	16.7%	29	0.1%		7,558	16.6%	7,402	12.5%	(12)	0.0%		7,414	12.5%	1.9%

Selling, general and
administrative expenses	4,895	10.8%	-	0.0%		4,895	10.8%	5,384	9.1%	(2)	0.0%	(3)	5,382	9.1%	-9.0%
Restructuring (credit) expense	(158)	-0.3%	158	0.3%	(2)	-	0.0%	402	0.7%	(402)	-0.7%	(4)	-	0.0%	0.0%
Income from operations	2,850	6.3%	187	0.4%		2,663	5.9%	1,616	2.7%	(416)	-0.7%		2,032	3.4%	31.1%

Interest expense	357	0.8%	-	0.0%		357	0.8%	431	0.7%	-	0.0%		431	0.7%	-17.2%
Interest income	(12)	0.0%	-	0.0%		(12)	0.0%	(34)	-0.1%	-	0.0%		(34)	-0.1%	64.7%
Other expense	514	1.1%	-	0.0%		514	1.1%	14	0.0%	-	0.0%		14	0.0%	N.M.
Income before income taxes	1,991	4.4%	187	0.4%	(5)	1,804	4.0%	1,205	2.0%	(416)	-0.7%	(6)	1,621	2.7%	11.3%

Notes:

(1) The $29 restructuring related credit represents a credit of $50 for inventory markdowns and a charge of $21 for other operating costs associated with a closed plant facility.

(2) The $158 restructuring credit represents a credit of $112 for sales proceeds received on equipment with no carrying value, a credit of $78 for lease termination and other exit costs, and a charge of $32 for employee termination benefits.

(3) The $12 represents other operating costs associated with a closed plant facility. The $2 represents other operating costs associated with a closed plant facility.
(4) The $402 represents $414 for employee termination benefits and a credit of $12 for lease termination and other exit costs.
(5) Of this total credit, $137 and $50 represent cash and non-cash credits, respectively.
(6) The $416 represents a cash charge.